                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2003
                                                           -------------


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
               (Exact Name of registrant specified in its charter)


     United States                        333-74600              22-2382028
     -------------                        ---------              ----------
(State or other Jurisdiction      (Commission File Number)    (I.R.S. employer
    of Incorporation)                                        Identification No.)

                           200 White Clay Center Drive
                             Newark, Delaware 19711
                    (Address of principal executive offices)
                    ----------------------------------------
                  Registrant's telephone number: (302) 575-5000

Item 5.  Other Events
         ------------

         On July 24, 2003, the opinion of counsel to Chase Manhattan Auto Owner Trust 2003-B (the "Trust") regarding the tax status of the Trust, dated as of July 24, 2003 (the "Opinion"), was delivered by Simpson Thacher & Bartlett LLP to Chase Manhattan Bank USA, National Association.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------

         Exhibits

         8.1 Opinion of Simpson Thacher & Bartlett LLP with respect to the tax status of the Trust, dated as of July 24, 2003.

         23.1 Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 8.1)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CHASE MANHATTAN BANK USA, NATIONAL
                                         ASSOCIATION   (Registrant)


                                         By: /s/ Andrew Semmelman
                                             -----------------------------------
                                         Name:  Andrew T. Semmelman
                                         Title: Senior Vice President


Date: July 24, 2003

                                INDEX TO EXHIBITS
                                -----------------



Exhibit Number         Exhibit
--------------         -------

8.1 Opinion of Simpson Thacher & Bartlett LLP with respect to the tax status of the Trust, dated as of July 24, 2003.

23.1 Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 8.1)